EXHIBIT 99.1



[LOGO]
ATLAS AIR
WORLDWIDE HOLDINGS

                                                                    NEWS RELEASE
--------------------------------------------------------------------------------
               2000 Westchester Avenue, Purchase, New York, 10577 o 914-701-8400


FOR IMMEDIATE RELEASE:

Contacts:  Alan Caminiti 914-701-8400 (Media)
           Dan Loh 914-701-8210 (Investors)


                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                       REPORTS PRELIMINARY OCTOBER SYSTEM
                         STATISTICS AND TRAFFIC RESULTS

PURCHASE, N.Y., NOVEMBER 23, 2004 - Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC: AAWWV.PK), a leading provider of global air cargo services, has reported preliminary system statistics and traffic results for October 2004 and the ten-month period ended October 31, 2004, and for the corresponding periods during the prior year.

For the month of October 2004, the average number of aircraft operated by AAWW declined 15.6% compared with October 2003, principally due to the rejection and return of aircraft in conjunction with AAWW's restructuring. Total block-hour activity decreased 6.5% during October 2004 compared with the same period in 2003. Block hours operated in the ACMI segment increased 15.1% year over year, while Commercial Charter hours declined 30.1%, primarily due to a reallocation of available aircraft to other business segments, and Military Charter hours declined 42.9%.

Capacity in the Scheduled Service business (as measured by available ton miles "ATM's") decreased 8.5% year over year, and traffic (as measured by revenue ton miles "RTM's") decreased 1.4% year over year, resulting in an increased load factor of 61.9% in October 2004 compared with 57.5% in October 2003.

For the ten months ended October 31, 2004, the average number of aircraft operated by AAWW declined 16.7% compared with the ten months ended October 31, 2003. Total block-hour activity during the ten months ended October 31, 2004 declined 3.2% compared with the same period in 2003. Block hours operated in the ACMI segment rose 21.0% during the ten months ended October 31, 2004 compared with the same period in 2003. Commercial Charter hours declined 47.6%, reflecting the reallocation of available aircraft to other business segments, and Military Charter hours declined 42.4%.

Capacity in the Scheduled Service business increased 7.6% (in ATM terms) during the ten months ended October 31, 2004 compared with the same period during the prior year, and traffic (in RTM's) increased 17.9% compared with the ten months ended October 31, 2003, resulting in an increased load factor of 62.4% for the 2004 period compared with 56.9% for the 2003 period.

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The  preliminary  system  statistics  and  traffic  results  that  follow do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time.

These statistics and results, which have not been audited, may not be indicative of AAWW's financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

ABOUT ATLAS AIR WORLDWIDE HOLDINGS, INC.:

AAWW is the parent company of Atlas Air, Inc. (Atlas) and Polar Air Cargo, Inc. (Polar), which together operate the world's largest fleet of Boeing 747 freighter aircraft.

Atlas is the world's leading provider of ACMI (aircraft, crew, maintenance and insurance) freighter aircraft to major airlines around the globe. Polar is among the world's leading providers of airport-to-airport freight carriage. Polar operates a global, scheduled-service network and serves substantially all major trade lanes of the world.

Through both of its principal subsidiaries, AAWW also provides commercial and military charter services.

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the "companies") that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the ability of the companies to continue as going concerns; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the companies' products and services; pending and future litigation; the market acceptance of AAWW's new common stock; and other risks and uncertainties set forth from time to time in AAWW's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

                                      * * *


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                                                   ATLAS AIR WORLDWIDE HOLDINGS
                                           PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                                                                2004

OPERATING                                                                                                                   YEAR-TO-
STATISTICS       JAN        FEB        MAR        APR        MAY        JUN        JUL        AUG        SEP        OCT         DATE
Operating Fleet (average during the month)

  Aircraft
  count (1)     40.0       38.8       38.0       37.9       36.1       36.0       36.3       36.6       37.2       38.0         37.5

BLOCK HOURS

  Scheduled
  Service    4,199.5    4,666.3    5,043.9    5,111.1    4,721.7    4,541.3    4,513.3    4,420.0    4,831.4    5,364.5     47,413.0

  Commercial
  Charter      264.8      209.4      134.4      203.1      187.7      268.2      209.2      308.2      373.3      716.6      2,874.9

  Military
  Charter    1,212.6    1,583.6    1,740.7    1,851.6    2,072.5    2,313.0    2,319.5    2,046.3    1,794.7    1,615.7     18,550.2

  ACMI       4,246.8    5,068.1    6,401.9    5,468.4    5,279.9    4,994.1    5,667.0    5,433.8    5,964.9    6,804.7     55,329.4

  Other
  Product         --         --         --         --         --         --         --         --         --         --           --

  Non
  Revenue       84.4      115.5      100.6       83.8      112.4       94.0      125.8      109.7       92.5       52.9        971.5
           -------------------------------------------------------------------------------------------------------------------------

Total
Block
Hours       10,008.0   11,642.9   13,421.4   12,717.9   12,374.2   12,210.7   12,834.8   12,318.0   13,056.8   14,554.4    125,138.9

SCHEDULED SERVICE TRAFFIC

  RTM's
  (000's)  127,448.4  167,848.2  194,438.5  186,932.3  177,657.0  165,344.4  174,701.0  170,770.7  176,731.6  192,884.4  1,734,756.4

  ATM's
  (000's)  243,013.5  274,480.2  297,731.1  301,720.6  277,574.7  267,078.8  266,511.8  259,751.8  281,956.4  311,611.3  2,781,430.0

  Load
  Factor       52.4%      61.2%      65.3%      62.0%      64.0%      61.9%      65.6%      65.7%      62.7%      61.9%       62.4%

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

  Dry
  Leased         4.0        4.0        4.0       4.0         4.0        4.0        4.0        4.0        4.0        4.0        4.0

  Parked         7.0        7.0        4.6       4.0         4.0        4.0        3.7        3.0        1.8        1.0        4.0



                                                                2003

OPERATING                                                                                                                   YEAR-TO-
STATISTICS       JAN        FEB        MAR        APR        MAY        JUN        JUL        AUG        SEP        OCT         DATE

Operating Fleet (average during the month)

  Aircraft
  count(1)      46.5       44.8       44.5       44.0       44.3       44.3       46.0       46.0       45.0       45.0         45.0

BLOCK HOURS

  Scheduled
  Service    3,853.0    3,057.0    3,937.0    3,846.3    4,074.0    4,512.3    4,437.1    4,478.5    5,142.4    5,690.0     43,027.6

  Commercial
  Charter      418.7      740.1      756.0      645.2      311.9      329.7      276.3      488.7      498.8    1,025.4      5,490.9

  Military
  Charter    3,161.0    3,924.9    4,251.1    4,129.5    3,403.4    2,298.8    2,876.6    3,161.4    2,181.6    2,830.2     32,218.5

  ACMI       4,074.5    2,857.7    5,822.7    4,516.3    4,148.1    4,552.7    4,639.8    4,583.7    4,634.9    5,913.3     45,743.7

  Other
  Product      668.8      518.6      202.8       92.4       12.0         --         --         --         --         --      1,494.6

  Non
  Revenue      187.1      183.8      137.7      158.8      155.2       82.5       66.1       76.0      111.2      110.5      1,269.0
           -------------------------------------------------------------------------------------------------------------------------

Total
Block
Hours       12,363.1   11,282.1   15,107.4   13,388.5   12,104.7   11,776.0   12,295.9   12,788.3   12,568.9   15,569.3    129,244.3

SCHEDULED SERVICE TRAFFIC

  RTM's
  (000's)  119,533.1  108,416.5  154,310.1  132,278.9  138,653.4  154,607.6  152,616.5  149,039.5  166,666.7  195,715.1  1,471,837.4

  ATM's
  (000's)  223,341.7  185,547.4  237,031.5  233,061.7  246,042.9  269,895.7  270,250.3  271,649.4  308,449.2  340,613.3  2,585,883.2

  Load
  Factor       53.5%      58.4%      65.1%      56.8%      56.4%      57.3%      56.5%      54.9%      54.0%      57.5%        56.9%

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

  Dry
  Leased         4.0        4.8        4.0        4.0        3.0        3.0        3.0        3.0        4.0        4.0          4.0

  Parked         1.5        2.5        3.5        4.0        4.8        4.8        3.0        3.0        3.0        3.0          4.0
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
                                                       ATLAS AIR WORLDWIDE HOLDINGS
                                            PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                                                     PERCENTAGE CHANGE 2004 VS. 2003

OPERATING                                                                                                                   YEAR-TO-
STATISTICS       JAN        FEB        MAR        APR        MAY        JUN        JUL        AUG        SEP        OCT         DATE
Operating Fleet (average during the month)

  Aircraft
  count(1)   (14.0%)    (13.2%)    (14.6%)    (13.8%)    (18.4%)    (18.6%)    (21.2%)    (20.4%)    (17.3%)    (15.6%)      (16.7%)

BLOCK HOURS

  Scheduled
  Service       9.0%      52.6%      28.1%      32.9%      15.9%       0.6%       1.7%     (1.3%)     (6.0%)     (5.7%)        10.2%

  Commercial
  Charter    (36.8%)    (71.7%)    (82.2%)    (68.5%)    (39.8%)    (18.6%)    (24.3%)    (36.9%)    (25.2%)    (30.1%)      (47.6%)

  Military
  Charter    (61.6%)    (59.7%)    (59.1%)    (55.2%)    (39.1%)       0.6%    (19.4%)    (35.3%)    (17.7%)    (42.9%)      (42.4%)

  ACMI          4.2%      77.3%       9.9%      21.1%      27.3%       9.7%      22.1%      18.5%      28.7%      15.1%        21.0%

  Other
  Product   (100.0%)   (100.0%)   (100.0%)   (100.0%)   (100.0%)         NM         NM         NM         NM         NM     (100.0%)

  Non
  Revenue    (54.9%)    (37.2%)    (26.9%)    (47.3%)    (27.6%)      13.9%      90.2%      44.3%    (16.8%)    (52.1%)      (23.4%)
           -------------------------------------------------------------------------------------------------------------------------
Total Block
Hours        (19.0%)       3.2%    (11.2%)     (5.0%)       2.2%       3.7%       4.4%     (3.7%)       3.9%     (6.5%)       (3.2%)

SCHEDULED SERVICE TRAFFIC

  RTM's
  (000's)       6.6%      54.8%      26.0%      41.3%      28.1%       6.9%      14.5%      14.6%       6.0%     (1.4%)        17.9%

  ATM's
  (000's)       8.8%      47.9%      25.6%      29.5%      12.8%     (1.0%)     (1.4%)     (4.4%)     (8.6%)     (8.5%)         7.6%
  Load
  Factor    -1.1 pts    2.7 pts    0.2 pts    5.2 pts    7.6 pts    4.6 pts    9.1 pts   10.9 pts    8.6 pts    4.4 pts      5.5 pts

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

  Dry
  Leased        0.0%    (15.8%)       0.0%       0.0%      33.3%      33.3%      33.3%      33.3%       0.0%       0.0%         7.3%

  Parked      366.7%     180.0%      30.9%       0.0%    (15.8%)    (15.8%)      24.7%       0.0%    (41.1%)    (66.7%)        23.3%
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